EXHIBIT 32
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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-KSB for the period ending December 31, 2004. The undersigned hereby certifies that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   March 30, 2005         /s/ Raul S. McQuivey
                                -------------------------------
                                Raul S. McQuivey
                                Principal Executive Officer



Dated:   March 30, 2005         /s/ Sidney C. Hooper
                                -------------------------------
                                Sidney C. Hooper
                                Chief Financial Officer